UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): February 4, 2015

BIOHEART, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	001-33718	65-0945967
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

13794 NW 4th Street, Suite 212, Sunrise, Florida	33325
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 835-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, “Company,” “our company,” “us,” and “our” refer to Bioheart, Inc., unless the context requires otherwise.

FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 7.01 REGULATION FD DISCLOSURE.

On February 4, 2015, the Company presented a power point presentation (the “Presentation”). In that Presentation, we discussed aspects of our business, joint development partnership opportunities, certain previously published financial information, and 2015 selected business milestones.

A copy of the Presentation materials is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 7.01. In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the Presentation materials attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” to the SEC and not deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Presentation by Bioheart, Inc. on February 4, 2015.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOHEART, INC.

Date: February 6, 2015	By:	/s/ Mike Tomas
Mike Tomas
Chief Executive Officer